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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    We, the undersigned directors and/or officers of Metapath Software International, Inc. (the "COMPANY"), hereby severally constitute and appoint Thomas Butler and Derek L. Meades, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated:

                      SIGNATURE                                    TITLE                            DATE
                      ---------                                    -----                            ----
                  /s/ ALAN W. RUDGE
     -------------------------------------------       Chairman of the Board and               March 3, 2000
                    Alan W. Rudge                        Director

                                                       Chief Executive Officer and
                  /s/ THOMAS BUTLER                      Director
     -------------------------------------------         (Principal Executive                  March 3, 2000
                    Thomas Butler                        Officer)

                                                       Chief Financial Officer and
                 /s/ DEREK L. MEADES                     Secretary
     -------------------------------------------         (Principal Financial and              March 3, 2000
                   Derek L. Meades                       Accounting Officer)

                /s/ STEVEN A. DENNING
     -------------------------------------------                                               March 3, 2000
                  Steven A. Denning                    Director

                /s/ G. FELDA HARDYMON
     -------------------------------------------                                               March 3, 2000
                  G. Felda Hardymon                    Director

                 /s/ MOHAMED IBRAHIM
     -------------------------------------------                                               March 3, 2000
                   Mohamed Ibrahim                     Director

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
                      SIGNATURE                                    TITLE                            DATE
                      ---------                                    -----                            ----
              /s/ GEORGE J. STILL, JR.
     -------------------------------------------                                               March 3, 2000
                George J. Still, Jr.                   Director

                /s/ LOEK VAN DEN BOOG
     -------------------------------------------                                               March 3, 2000
                  Loek van den Boog                    Director